EXHIBIT 10.4

                                  BILL OF SALE

         For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, ENMAX CORPORATION, a Utah corporation ("Transferor"), hereby sells, transfers, assigns, conveys and delivers to ENVIRONMAX.COM, INC., a Utah corporation("Transferee"), all right, title and interest in and to certain personal property used by Transferor in connection with its business including, but not limited to, such tangible personal property, machinery, equipment, tools and furniture, mobile equipment, computer equipment, inventory, leases, contracts, and books and records as listed on the attached Exhibit A.

                  This document and the covenants and agreements herein contained shall be binding upon Transferor and its successors and assigns.

                  This Bill of Sale does not supersede or waive any contractual remedies between Transferor and Transferee. Such remedies are in addition to and are not merged into this instrument.

                  IN WITNESS WHEREOF, Transferor has caused this Bill of Sale to be executed on its behalf effective as of the 15th day of March, 2000.

                                            ENMAX CORPORATION




                                            BY
                                               ---------------------------------

                                            ITS
                                               ---------------------------------